UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2018

Rexahn Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34079	11-3516358
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 455 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (240) 268-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On January 18, 2018, Rexahn Pharmaceuticals, Inc., a Delaware corporation (the “Company”), announced that clinical data from the completed Phase IIa clinical trial of RX-3117 in metastatic pancreatic cancer patients will be presented in a poster presentation at the American Society of Clinical Oncology Gastrointestinal Cancers (ASCO GI) 2018 annual meeting at 11:30 Pacific Time on Friday, January 19, 2018, in San Francisco, California.  The poster is titled: RX-3117: Activity of an Oral Antimetabolite Nucleoside in Subjects with Pancreatic Cancer — Preliminary Results of Stage II of the Phase Ib/IIa Study

A copy of the poster being will be available to be viewed on the Company’s website at https://rexahn.com/cms/media-center/publication/posters/ beginning at 12:00 PM Eastern Time on Friday, January 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.

Date: January 19, 2018	/s/ Peter D. Suzdak
Peter D. Suzdak
Chief Executive Officer